Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Credit Agreement (this “Amendment”) is entered into as of December 10, 2015 by and among ScanSource, Inc., a South Carolina corporation (the “Borrower”), the Subsidiary Borrowers party hereto (together with the Borrower, the “Borrowers”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

R E C I T A L S:

A. The Borrowers, the Administrative Agent and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of October 11, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrowers, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Upon the “Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a) Clause (a) of the definition of “Off-Balance Sheet Liability” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person (other than in connection with a Specified Customer Financing Program),

(b) The definition of “Permitted Securitization” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Securitization” means any receivables financing program (other than any Specified Customer Financing Program) (a) providing for the sale of Receivables for cash in transactions purporting to be sales (and treated as legal true sales for bankruptcy and state law purposes), in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and (b) in respect of which there is no recourse to the Borrower, any Domestic Subsidiary, any Foreign Subsidiary (other than the transferor of the Receivables) (except as a result of the actions or inactions of the Borrower, such Domestic Subsidiary or such Foreign Subsidiary) or any assets thereof with respect to the collectability of such Receivables or the creditworthiness of the account debtors of such Receivables.

(c) The definition of “Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Subsidiary” means any subsidiary of the Borrower; provided, however, notwithstanding anything herein to the contrary (in any defined term or otherwise), neither ScanSource Brazil nor any subsidiary of ScanSource Brazil shall be or be deemed to be a “Subsidiary” hereunder for any purpose of this Agreement other than for purposes of Section 3.01, 3.05(b), 3.06, 3.07, 3.08, 3.09, 3.11, 3.16 (excluding clause (b) of the second sentence thereof), 5.01(a), 5.01(b), 5.01(e), 5.07, 6.03(c), and 6.04(d)(ii), clauses (h), (i) and (j) of Article VII and the last paragraph of Article VIII.

(d) Section 1.01 of the Credit Agreement is hereby amended by adding in the proper alphabetic order the following new definitions therein that read, respectively, as follows:

“Amendment No. 2” means that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of December 10, 2015, by and among the Borrowers, the Administrative Agent and the Lender party thereto.

“Specified Customer Financing Program” means any sale of receivables in the ordinary course of business pursuant to supply chain financing or reverse-factoring programs, in each case, subject to customary terms and established by customers of the Borrower or a Subsidiary.

(e) Section 2.17 of the Credit Agreement is hereby amended by adding a new clause (j) therein (immediately after clause (i)) that reads as follows:

(j) FACTA. From and after the effective date of the Amendment No. 2, the Borrowers shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Obligations as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(f) Clause (i)(C) of Section 5.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(C) notifying the Administrative Agent of any Commercial Tort Claims (to the extent held by the Borrower or a Domestic Subsidiary), Copyrights, Patents or Trademarks (each term as defined in the Security Agreement) of a Credit Party not previously disclosed to the Administrative Agent and which, in the case of Copyrights, Patents or Trademarks, have been registered with any Governmental Authority

2

(g) Section 6.03(b) of the Credit Agreement is hereby amended by (i) replacing the reference to “and” at the end of clause (v) with a reference to “,” and (ii) inserting the following at the end of such Section:

and (vii) transfers of Receivables pursuant to, and in accordance with the terms of, a Specified Customer Financing Program.

(h) Sections 6.04(c) and (d) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(c) loans or advances giving rise to Indebtedness permitted to be incurred under Sections 6.01(c), (d) or (e) and other investments which, if made in the form of a loan or advance, would give rise to Indebtedness permitted to be incurred under Sections 6.01(c), (d) or (e);

(d) (i) Guarantees constituting Indebtedness permitted by Section 6.01 and (ii) Guarantees by Borrower of trade and other obligations of Subsidiaries not constituting Indebtedness and incurred in the ordinary course of business;

(i) Section 6.06 of the Credit Agreement is hereby amended by replacing the reference to “10%” set forth therein with a reference to “15%”.

2. Representations and Warranties of the Borrowers. Each of the Borrowers represents and warrants that:

(a) The execution, delivery and performance by each of the Borrowers of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of each of the Borrowers enforceable against each of the Borrowers in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such earlier date; and

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3. Effective Date. This Amendment shall become effective upon the execution and delivery hereof by the Borrowers, the Administrative Agent and the Required Lenders; provided that Section 1 hereof shall not become effective until the date when the following additional conditions have also been satisfied (the later of such dates being the “Effective Date”):

3

(a) Each of the Credit Parties (other than the Borrower) has executed and delivered a Reaffirmation of Security Documents and other Credit Documents in the form of Exhibit A hereto.

(b) The Administrative Agent shall have received evidence, satisfactory to the Administrative Agent, that the Borrowers have paid all fees and, to the extent billed, expenses payable by the Credit Partiers hereunder or under the Credit Agreement on the Amendment Effective Date.

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended or waived above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[Signature pages follow]

4

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SCANSOURCE, INC.

By:	/s/ Mary M. Gentry
Name: Mary M. Gentry
Title: Vice President and Treasurer

SCANSOURCE LATIN AMERICA, INC.
(f/k/a Netpoint International, Inc.)

By:	/s/ Mary M. Gentry
Name: Mary M. Gentry
Title: Treasurer

SCANSOURCE EUROPE, SPRL

By:	/s/ Mary M. Gentry
Name: Mary M. Gentry
Title: Prokurist

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ John A. Horst
Its:	Executive Director

[Signature Page to Amendment No. 2]

Bank of America, N.A.

By:	/s/ John Hormon
Name:	John Hormon
Title:	Vice President

Wells Fargo Bank, N.A.

By:	/s/ Lee R. Gray
Name:	Lee R. Gray
Title:	Senior Vice President

HSBC Bank USA, National Association

By:	/s/ Chris Burns
Name:	Chris Burns
Title:	Vice President

Regions Bank

By:	/s/ Alicia S. McCory
Name:	Alicia S. McCory
Title:	Vice President

TD Bank, N.A.

By:	/s/ Betty Chang
Name:	Betty Chang
Title:	Senior Vice President

[Signature Page to Amendment No. 2]

EXHIBIT A

REAFFIRMATION OF COLLATERAL DOCUMENTS AND OTHER CREDIT DOCUMENTS

Each of the undersigned acknowledges receipt of a copy of Amendment No. 2 to Amended and Restated Credit Agreement (the “Amendment”) dated as of December 10, 2015 , consents to such Amendment and each of the transactions referenced therein and hereby reaffirms its obligations under (i) each Security Document to which it is a party and (ii) each other Credit Document to which it is a party (including, without, limitation, the Subsidiary Guaranty), and agrees that all references in the Subsidiary Guaranty, the Collateral Documents or any such other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement, as amended by the Amendment.

Dated as of December 10, 2015

PARTNER SERVICES, INC.
SCANSOURCE SECURITY DISTRIBUTION, INC.
SCANSOURCE LATIN AMERICA, INC.
OUTSOURCING UNLIMITED, INC.
SCANSOURCE COMMUNICATIONS, INC. (f/k/a T2 Supply, Inc.)

By:	/s/ Mary M. Gentry
Name: Mary M. Gentry
Title: Treasurer

8650 COMMERCE DRIVE, LLC
SCANSOURCE PROPERTIES, LLC
LOGUE COURT PROPERTIES, LLC
4100 QUEST, LLC

By:	ScanSource, Inc.,
its sole member

By:	/s/ Mary M. Gentry
Name: Mary M. Gentry
Title: Treasurer

SCANSOURCE EUROPE C.V.

By: 4100 QUEST, LLC

By:	ScanSource, Inc.,
its sole member

By:	/s/ Mary M. Gentry
Name: Mary M. Gentry
Title: Treasurer